Nauticus Robotics, Inc. Signs Non-Binding Letter of Intent for Strategic Investment of Up to $50 Million Proposed investment intended to support Nauticus Robotics’ Vision. Houston, TX, September 25, 2026. Nauticus Robotics, Inc. (NASDAQ: KITT) (“Nauticus” or the “Company”), a developer of autonomous subsea robotic systems and autonomy software, today announced that it has entered into a non-binding letter of intent (“LOI”) with a strategic investor contemplating a private placement equity investment of up to $50 million in the Company in support of the Company’s short and long term commercial objectives. The Company’s Board of Directors is evaluating the proposed material transaction consistent with its fiduciary duties and is considering the engagement of an independent financial advisor to assist the Board in its evaluation. The investment terms of the LOI are non-binding, do not obligate the investor to provide funding and remains subject to, among other matters, due diligence, negotiation and execution of definitive agreements, applicable approvals and satisfaction of any closing conditions. Depending on the final terms, the investment could result in dilution to existing stockholders and/or a change of control of the Company. There can be no assurance that definitive agreements will be entered into or that the proposed transaction will be completed on the terms currently contemplated, or at all. Nauticus intends to provide additional information regarding the proposed transaction as appropriate and in accordance with applicable disclosure requirements. About Nauticus Robotics, Inc. Nauticus Robotics, Inc. develops autonomous robots for the ocean industries. Autonomy requires the extensive use of sensors, artificial intelligence, and effective algorithms for perception and decision- making allowing the robot to adapt to changing environments. The company’s business model includes using robotic systems for service, selling vehicles and components, and licensing of related software to both the commercial and defense business sectors. Nauticus has designed and is currently testing and certifying a new generation of vehicles to reduce operational cost and gather data to maintain and operate a wide variety of subsea infrastructure. Besides a standalone service offering and forward-facing products, Nauticus’ approach to ocean robotics has also resulted in the development of a range of technology products for retrofit/upgrading traditional ROV operations and other third-party vehicle platforms. Nauticus’ services provide customers with the necessary data collection, analytics, and subsea manipulation capabilities to support and maintain assets while reducing their operational footprint, operating cost, and greenhouse gas emissions, to improve offshore health, safety, and environmental exposure. https://nauticusrobotics.com/ Cautionary Language Regarding Forward-Looking Statements This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Act”), and such statements are intended to enjoy the protection of the safe harbor for forward-looking statements provided by the Act as well as protections afforded by other federal securities laws. Such forward-looking statements include but are not limited to: the expected timing of product commercialization or new product releases; customer interest in Nauticus’ products; estimated operating results and use of cash; and Nauticus’ use of and needs for capital. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements.

These statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends,” or “continue” or similar expressions. Forward-looking statements inherently involve risks and uncertainties that may cause actual events, results, or performance to differ materially from those indicated by such statements. These forward-looking statements are based on Nauticus’ management’s current expectations and beliefs, as well as a number of assumptions concerning future events. There can be no assurance that the events, results, or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and Nauticus is not under any obligation and expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports which Nauticus has filed or will file from time to time with the Securities and Exchange Commission (the “SEC”) for a more complete discussion of the risks and uncertainties facing the Company and that could cause actual outcomes to be materially different from those indicated in the forward-looking statements made by the Company, in particular the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward- Looking Statements” in documents filed from time to time with the SEC, including Nauticus’ most recent Annual Report on Form 10-K filed with the SEC and Quarterly Reports on Form 10-Q filed with the SEC from time to time. Should one or more of these risks, uncertainties, or other factors materialize, or should assumptions underlying the forward-looking information or statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated, or expected. The documents filed by Nauticus with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.